UNITED STATES
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FOREST LABORATORIES, INC.
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Home Press Releases Shareholder Letters Presentations & Materials Our Nominees Proxy Materials SEC Filings Contact Welcome Welcome to our website. Here you can find information pertaining to Forest Laboratories. Inc. and our 2011 Annual Meeting of Stockholders, which will be held on Thursday, August 13,2011 in New York, New York. The votes of Forest stockholders are very important at this critical juncture in the Company’s history. Your Board has nominated 10 highly qualified candidates to serve on Forest’s Board, including 7 incumbent directors and 3 new independent nominees. If elected, our nominees are committedto representing the best interests of all Forest stockholders, and your Board urges you to vote FOR Forest’s entire slate by using the WHITE proxy card that you have received from Forest You canfindvoting instructions, biographies of our nominees, relevant letters to stockholders, our proxy statement and any amendments or supplements to it, and other useful information on this website. We encourage you to read all the materials carefully. We-thankyou for your support.
Press Releases 0S.0S.11 Forest Laboratories Sends Letter to Shareholders DB.05.11 HHS-OIG Drops Potential Action Against Forest CEO Howard Solomon more >
Shareholder Letters 0S.0E-.11 August 5th Shareholder Letter 03.01.11 August 1st Shareholder Letter 07.1S.11 JulviBth Shareholder Letter mone >
ijl.l Presentations & Materials 0S.OE.11 Case Closure Letter to Howard Solomon from the HHS-QIG OB.05.11 Forest Laos — A Leading Pharmaceutical Company 0S.0i.11 Icahn’s August 5rd Claims are Filled with Misrepresentations more >
SEC Filings 0S.0S.11 Forest Laboratories Sends Letter to Shareholders OS.OS. 11 Updates to Website QS.0S.11 Additional Materials more >
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07.13.2011 MeetinaToBeHeld On August 18, 2011 —
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06.13.2011 Forest Laboratories Receives Notice of Director Nominations —
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Forest Laboratories Sends Letter to Shareholders

Highlights Forest's Strong Performance and Recommends Shareholders Vote in Favor of Highly Qualified Slate of Ten Director Nominees

Asks Shareholders to Vote the WHITE Proxy Card Today

NEW YORK, August 8, 2011 — Forest Laboratories, Inc. (NYSE: FRX) ("Forest") today announced that its Board of Directors has sent a letter to all Forest shareholders in connection with the Company's Annual Meeting on August 18, 2011. The letter highlights Forest's strong performance, track record of delivering value to shareholders, robust and diversified product pipeline and highly-qualified slate of director nominees, which includes seven incumbent directors and three new candidates. **Forest's Board of Directors recommends shareholders vote for Forest's nominees on the WHITE proxy card.**

For information about Forest's 2011 Annual Meeting of Shareholders, please visit: http://www.FRX2011annualmeeting.com

The text of the August 5th letter follows:

August 5, 2011

Dear Fellow Shareholders,

You have the opportunity to cast a very important vote to protect your investment in Forest Laboratories. Our company's Annual Meeting will be held on August 18th, and we are writing to ask for your support.

We have nominated a slate of ten talented, experienced and extremely well qualified individuals to our Board, who are all committed to delivering value for you, our shareholders. **Your Board recommends that you support all ten of our nominees and reject the alternative slate of hand-picked designees nominated by shareholder Carl Icahn at the Annual Meeting.**

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You have the opportunity to cast a very important vote to protect your investment in Forest Laboratories. Our company's Annual Meeting will be held on August 18th, and we are writing to ask for your support.

We have nominated a slate of ten talented, experienced and extremely well qualified individuals to our Board, who are all committed to delivering value for you, our shareholders. **Your Board recommends that you support all ten of our nominees and reject the alternative slate of hand-picked designees nominated by shareholder Carl Icahn at the Annual Meeting.**

> *Breaking News!*
>
> Late afternoon on Friday, August 5th, 2011, Forest Laboratories announced that the Office of the Inspector General, Department of Health and Human Services (HHS-OIG) has dropped its action against Howard Solomon, our Chairman and CEO. The Company is gratified by the HHS-OIG's decision and would like to thank our shareholders for their consistent support throughout this process.

PLEASE VOTE THE <u>WHITE</u> CARD TO SUPPORT FOREST'S TEN HIGHLY QUALIFIED NOMINEES

Forest Has Strong Track Record of Delivering Value for Shareholders and Continues to Perform Well

The Forest Board and management team have a long track record of outperformance and continue to drive positive financial and operational results.

- Forest share price has outperformed a relative benchmark, the S&P 500, over both the short-term (1-year and 3-year) and long-term (20-year) time periods.
- The Company has also outperformed its relevant peer index, the AMEX Pharmaceutical Index (DRG), over both the short-term (1-year) and long-term (5-year) time periods.
- **Forest shares gained approximately 23% in the first six months of 2011 and 43% in the prior twelve months.**
- Since 2005, the Company has returned $4.4 billion in capital to shareholders through repurchases, including two $500 million Accelerated Share Repurchases in the last 14 months.

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twelve months.

- Since 2005, the Company has returned $4.4 billion in capital to shareholders through repurchases, including two $500 million Accelerated Share Repurchases in the last 14 months.
- **Over the last 10 years, Forest has increased revenue at a compound annual growth rate of 12.1% and grown earnings per share (EPS) at a compound annual growth rate of 16.5%.**

In addition, the Company recently reported strong fiscal 2012 first quarter results, highlighted by an 8.2% increase in net sales and a 9.5% increase in adjusted non-GAAP earnings per share. **These achievements are a testament to our team and our strategy – we are proud of what we have achieved and are committed to building on this momentum in the years ahead.**

We Have One of the Strongest and Most Diversified Pipelines in the Industry

From a small-scale producer of vitamin pills in the 1940s, we have evolved into a dynamic, innovative and fully integrated pharmaceutical company with one of the strongest and most exciting product portfolios in the industry. Over the years, Forest's Board and management have worked diligently to diversify the Company's product portfolio, pursuing new, high-potential products in key therapeutic areas with significant unmet medical needs.

In fact, Forest's track record of developing new products is one of the strongest in the industry – including the world's largest pharmaceutical companies. As a result of our continued business development efforts and successful R&D investments, we expect to have launched nine new products between 2008 and 2013, all with patents that do not begin to expire until 2020, and with some extending to 2027.

We are very excited about these new products – **which demonstrate management's success in creating a sustainable specialty pharmaceutical business** – and expect them to drive growth and diversify revenue over the long term. With these products coming to market, Forest expects to exceed its fiscal 2011 revenues by fiscal 2016 and broaden our product portfolio, resulting in greater revenue diversification in the years ahead. **Specifically, from fiscal 2013 to 2017, these products are expected to increase revenues and earnings per share by a compound annual growth rate of 10% and 30%, respectively.**

Our Leadership Team is Uniquely Qualified and Committed to Serving the Best Interests of All Shareholders

Our talented leadership team – including a strong and independent board – is focused on continuing to build sustainable momentum and value for all shareholders. We have nominated an exceptionally strong slate of experienced, independent healthcare industry, legal and financial experts who are extremely well qualified to lead the Company through its future growth and development. In addition to our seven highly qualified incumbent directors, we have nominated three outstanding new independent candidates with strong executive experience, no prior relationships with the Company, and no conflicts with Forest who will bring fresh eyes and valuable experience to the Forest Board. We believe all ten Forest candidates will work

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Our Leadership Team is Uniquely Qualified and Committed to Serving the Best Interests of All Shareholders

Our talented leadership team – including a strong and independent board – is focused on continuing to build sustainable momentum and value for all shareholders. We have nominated an exceptionally strong slate of experienced, independent healthcare industry, legal and financial experts who are extremely well qualified to lead the Company through its future growth and development. In addition to our seven highly qualified incumbent directors, we have nominated three outstanding new independent candidates with strong executive experience, no prior relationships with the Company, and no conflicts with Forest who will bring fresh eyes and valuable experience to the Forest Board. We believe all ten Forest candidates will work on behalf of all investors and ensure board-level focus on maximizing the potential of our robust pipeline.

In contrast, Mr. Icahn has offered only unfounded criticisms to support his four, hand-picked nominees, who are neither qualified nor experienced enough to serve on your Board. They have offered no plan or strategy that would justify the four board seats that Icahn seeks. **Instead, they bring clear conflicts of interest that will make them unable to fulfill their duties to shareholders, as two of Icahn's nominees serve on the Boards of companies that actively seek new product opportunities in the same therapeutic areas as Forest.**

Forest is currently at an important juncture as we transition beyond the successes of Lexapro and Namenda through the successful launch our new products. We believe that the Forest leadership team that identified and developed these products is best suited to bring them to market successfully and build value for you over the long term.

YOUR VOTE IS IMPORTANT – PLEASE SIGN AND SEND THE WHITE PROXY CARD TODAY

Your Board unanimously recommends that you vote for our entire slate of highly qualified, talented and experienced director nominees. Your vote is very important, no matter how many shares you own. Support your Board by voting the WHITE proxy card TODAY. You may vote by telephone, internet or by signing, dating and returning the enclosed **WHITE** proxy card in the postage-paid envelope. We also urge you to *discard any gold proxy card* sent to you by Mr. Icahn or his affiliates. If you have already returned a gold proxy card, you can change your vote by signing, dating and returning a **WHITE** proxy card. Only your latest dated proxy card will be counted.

On behalf of the board of directors, we thank you for your continued support of your Company.

Sincerely,

/s/
Howard Solomon
Chairman of the Board and Chief Executive Officer

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isl Howard Solomon Chairman of the Board and Chief Executive Officer Is! Kenneth Goodman Presiding Independent Director If you have any questions, require assistance with voting your WHITE proxy card, of need additional copies of the proxy materials, please contact: 105 Madison Avenue NewYork,NY10016 frxproxy@mackenziepartners.com (212) 929-5500 [Call Collect) Or TOLL-FREE [300} 322-2SS5

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TOLL-FREE (800) 322-2885

Forward Looking Information

Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories' Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings.

Important Additional Information

Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories' 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the "Proxy Statement") with the U.S. Securities and Exchange Commission (the "SEC") in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC's website at www.sec.gov. Copies are also available at no charge at Forest Laboratories' website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

Investor Contact:
Frank J. Murdolo
Vice President – Investor Relations, Forest Laboratories, Inc.
1-212-224-6714
Frank.Murdolo@frx.com

Media Contacts:
Sard Verbinnen & Co
Hugh Burns/Renee Soto/Lesley Bogdanow
1-212-687-8080

Additional Investor Contacts:
MacKenzie Partners

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ACC 0 M PANYIN G P ROXY CARD AS TH EY C 0 NTAIN IM P 0 RTANTIN F0 RMATI ON. D eta i I e d i nfo rm ati o n regarding the identity of participants, andtheir direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website atwww.sec.gov. Copies are also available at no charge at Forest Laboratories’website atwww.frx.com or by writing to Forest Laboratories at 909 Third Avenue. New York, New York 10022.
Investor Contact: Frank J. Murdolo Vice President- Investor Relations. Forest Laboratories. Inc. 1-212-224-6714 Frank.M urdolotgfrx.com Media Contacts: SardVerbinnen&Co Hugh Bums/Renee Soto/Lesley Bogdanow 1-212-687-8080 Additional Investor Contacts: MacKenzie Partners Dan Burch 1-212-929-5743 Charlie Koons 1-212-929-5708 [1] Please see Forest’s Q1 2012 earnings release for additional information concerning first quarter results, including a GAAP reconciliation of non-GAAP measures and associated disclosures at: httpM r.f dc. comj’ph oen i x. ihtm I ?c=8 319 S 5 p=rrol -n ews Art cl&SI D=15S 6 3 74S h i q h 11 q ht= [2] For additional context and details regarding Forest’s Jnext nine’ products and the associated growth expectations, please see slides 11 and 12 of the July 28. 2011 presentation. “Forest Labs -A Leading Pharma Company,[1] available at: http:tthttp:fAYWw.frx2011annualmeetinq.cornAyp-cont&nt’u pi oa d sJ2 011 i’O 7/F orest-La bs -A-Lea d i n q -Fh a rm a -C om pa nv. pdf back HOME | PRESS RELEA&ES | SHAREHOLDER LETTERS | PRESENTATIONS & MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT ©2011 Forest Laboratories, Inc. Important Information

FOREST LABORATORIES SENDS LETTER TO SHAREHOLDERS
Highlights Forest’s Strong Performance and Recommends Shareholders Vote in Favor of
Highly Qualified Slate of Ten Director Nominees
Asks Shareholders to Vote the WHITE Proxy Card Today
NEW YORK, August 8, 2011 — Forest Laboratories, Inc. (NYSE: FRX) (“Forest”) today announced that its Board of Directors has sent a letter to all Forest shareholders in connection with the Company’s Annual Meeting on August 18, 2011. The letter highlights Forest’s strong performance, track record of delivering value to shareholders, robust and diversified product pipeline and highly-qualified slate of director nominees, which includes seven incumbent directors and three new candidates. Forest’s Board of Directors recommends shareholders vote for Forest’s nominees on the WHITE proxy card.
For information about Forest’s 2011 Annual Meeting of Shareholders, please visit: www.FRX2011annualmeeting.com.
The text of the August 5th letter follows:
August 5, 2011
Dear Fellow Shareholders,
You have the opportunity to cast a very important vote to protect your investment in Forest Laboratories. Our company’s Annual Meeting will be held on August 18th, and we are writing to ask for your support.
We have nominated a slate often talented, experienced and extremely well qualified individuals to our Board, who are all committed to delivering value for you, our shareholders. Your Board recommends that you support all ten of our nominees and reject the alternative slate of hand-picked designees nominated by shareholder Carl Icahn at the Annual Meeting.

Breaking News!
Late afternoon on Friday, August 5th, 2011, Forest Laboratories announced that the Office of the Inspector General, Department of Health and Human Services (HHS-OIG) has dropped its action against Howard Solomon, our Chairman and CEO. The Company is gratified by the HHS-OIG’s decision and would like to thank our shareholders for their consistent support throughout this process.
PLEASE VOTE THE WHITE CARD TO SUPPORT FOREST’S
TEN HIGHLY QUALIFIED NOMINEES

Forest Has Strong Track Record of Delivering Value for Shareholders
and Continues to Perform Well
The Forest Board and management team have a long track record of outperformance and continue to drive positive financial and operational results.
•	Forest share price has outperformed a relative benchmark, the S&P 500, over both the short-term (1-year and 3-year) and long-term (20-year) time periods.

•	The Company has also outperformed its relevant peer index, the AMEX Pharmaceutical Index (DRG), over both the short-term (1-year) and long-term (5-year) time periods.

•	Forest shares gained approximately 23% in the first six months of 2011 and 43% in the prior twelve months.

•	Since 2005, the Company has returned $4.4 billion in capital to shareholders through repurchases, including two $500 million Accelerated Share Repurchases in the last 14 months.

•	Over the last 10 years, Forest has increased revenue at a compound annual growth rate of 12.1% and grown earnings per share (EPS) at a compound annual growth rate of 16.5%.
In addition, the Company recently reported strong fiscal 2012 first quarter results, highlighted by an 8.2% increase in net sales and a 9.5% increase in adjusted non-GAAP earnings per share.1 These achievements are a testament to our team and our strategy — we are proud of what we have achieved and are committed to building on this momentum in the years ahead.
We Have One of the Strongest and Most Diversified Pipelines in the Industry
From a small-scale producer of vitamin pills in the 1940s, we have evolved into a dynamic, innovative and fully integrated pharmaceutical company with one of the strongest and most exciting product portfolios in the industry. Over the years, Forest’s Board and management have worked diligently to diversify the Company’s product portfolio, pursuing new, high-potential products in key therapeutic areas with significant unmet medical needs.
In fact, Forest’s track record of developing new products is one of the strongest in the industry — including the world’s largest pharmaceutical companies. As a result of our continued business development efforts and successful R&D investments, we expect to have launched nine new products between 2008 and 2013, all with patents that do not begin to expire until 2020, and with some extending to 2027.
We are very excited about these new products — which demonstrate management’s success in creating a sustainable specialty pharmaceutical business - and expect them to drive growth and diversify revenue over the long term. With these products coming to market, Forest expects to exceed its fiscal 2011 revenues by fiscal 2016 and broaden our product portfolio, resulting in greater revenue diversification in the years ahead. Specifically, from fiscal 2013 to 2017, these products are expected

[1]	Please see Forest’s Q1 2012 earnings release for additional information concerning first quarter results, including a GAAP reconciliation of non-GAAP measures and associated disclosures at:
http://ir.frx.com/phoenix.zhtml?c=83198&p=irol-newsArticle&ID=1586374&highlight=

to increase revenues and earnings per share by a compound annual growth rate of 10% and 30%, respectively.2
Our Leadership Team is Uniquely Qualified and Committed to Serving
the Best Interests of All Shareholders
Our talented leadership team — including a strong and independent board — is focused on continuing to build sustainable momentum and value for all shareholders. We have nominated an exceptionally strong slate of experienced, independent healthcare industry, legal and financial experts who are extremely well qualified to lead the Company through its future growth and development. In addition to our seven highly qualified incumbent directors, we have nominated three outstanding new independent candidates with strong executive experience, no prior relationships with the Company, and no conflicts with Forest who will bring fresh eyes and valuable experience to the Forest Board. We believe all ten Forest candidates will work on behalf of all investors and ensure board-level focus on maximizing the potential of our robust pipeline.
In contrast, Mr. Icahn has offered only unfounded criticisms to support his four, hand-picked nominees, who are neither qualified nor experienced enough to serve on your Board. They have offered no plan or strategy that would justify the four board seats that Icahn seeks. Instead, they bring clear conflicts of interest that will make them unable to fulfill their duties to shareholders, as two of Icahn’s nominees serve on the Boards of companies that actively seek new product opportunities in the same therapeutic areas as Forest.
Forest is currently at an important juncture as we transition beyond the successes of Lexapro and Namenda through the successful launch our new products. We believe that the Forest leadership team that identified and developed these products is best suited to bring them to market successfully and build value for you over the long term.
YOUR VOTE IS IMPORTANT — PLEASE SIGN AND SEND THE WHITE PROXY CARD TODAY
Your Board unanimously recommends that you vote for our entire slate of highly qualified, talented and experienced director nominees. Your vote is very important, no matter how many shares you own. Support your Board by voting the WHITE proxy card TODAY. You may vote by telephone, internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope. We also urge you to DISCARD ANY GOLD PROXY CARD sent to you by Mr. Icahn or his affiliates. If you have already returned a gold proxy card, you can change your vote by signing, dating and returning a WHITE proxy card. Only your latest dated proxy card will be counted.

[2]	For additional context and details regarding Forest’s “next nine” products and the associated growth expectations, please see slides 11 and 12 of the July 28, 2011 presentation, “Forest Labs — A Leading Pharma Company,” available at:
http://www.frx2011annualmeeting.com/wp-content/uploads/2011/07/Forest-Labs-A-Leading-Pharma-Company.pdf

On behalf of the board of directors, we thank you for your continued support of your Company.
Sincerely,
/s/
Howard Solomon
Chairman of the Board and Chief Executive Officer
/s/
Kenneth Goodman
Presiding Independent Director

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:
105 Madison Avenue
New York, NY 10016
frxproxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885
Forward Looking Information
Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories’ Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings.
Important Additional Information

Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.
Investor Contact:
Frank J. Murdolo
Vice President — Investor Relations, Forest Laboratories, Inc.
1-212-224-6714
Frank.Murdolo@frx.com
Media Contacts:
Sard Verbinnen & Co
Hugh Burns/Renee Soto/Lesley Bogdanow
1-212-687-8080
Additional Investor Contacts:
MacKenzie Partners
Dan Burch
1-212-929-5748
Charlie Koons
1-212-929-5708
# # #

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August 5, 2011
Dear Fellow Shareholders,
You have the opportunity to cast a very important vote to protect your investment in Forest Laboratories. Our company’s Annual Meeting will be held on August 18th, and we are writing to ask for your support.
We have nominated a slate of ten talented, experienced and extremely well qualified individuals to our Board, who are all committed to delivering value for you, our shareholders. Your Board recommends that you support all ten of our nominees and reject the alternative slate of hand-picked designees nominated by shareholder Carl Icahn at the Annual Meeting.

Breaking News!
Late afternoon on Friday, August 5th, 2011, Forest Laboratories announced that the Office of the Inspector General, Department of Health and Human Services (HHS-OIG) has dropped its action against Howard Solomon, our Chairman and CEO. The Company is gratified by the HHS-OIG’s decision and would like to thank our shareholders for their consistent support throughout this process.
PLEASE VOTE THE WHITE CARD TO SUPPORT FOREST’S
TEN HIGHLY QUALIFIED NOMINEES
Forest Has Strong Track Record of Delivering Value for Shareholders
and Continues to Perform Well
The Forest Board and management team have a long track record of outperformance and continue to drive positive financial and operational results.
•	Forest share price has outperformed a relative benchmark, the S&P 500, over both the short-term (1-year and 3-year) and long-term (20-year) time periods.

•	The Company has also outperformed its relevant peer index, the AMEX Pharmaceutical Index (DRG), over both the short-term (1-year) and long-term (5-year) time periods.

•	Forest shares gained approximately 23% in the first six months of 2011 and 43% in the prior twelve months.

FOREST LABORATORIES, INC.	909 THIRD AVENUE	NEW YORK, NY 10022-4731

•	Since 2005, the Company has returned $4.4 billion in capital to shareholders through repurchases, including two $500 million Accelerated Share Repurchases in the last 14 months.

•	Over the last 10 years, Forest has increased revenue at a compound annual growth rate of 12.1% and grown earnings per share (EPS) at a compound annual growth rate of 16.5%.
In addition, the Company recently reported strong fiscal 2012 first quarter results, highlighted by an 8.2% increase in net sales and a 9.5% increase in adjusted non-GAAP earnings per share.1 These achievements are a testament to our team and our strategy — we are proud of what we have achieved and are committed to building on this momentum in the years ahead.
We Have One of the Strongest and Most Diversified Pipelines
in the Industry
From a small-scale producer of vitamin pills in the 1940s, we have evolved into a dynamic, innovative and fully integrated pharmaceutical company with one of the strongest and most exciting product portfolios in the industry. Over the years, Forest’s Board and management have worked diligently to diversify the Company’s product portfolio, pursuing new, high-potential products in key therapeutic areas with significant unmet medical needs.
In fact, Forest’s track record of developing new products is one of the strongest in the industry — including the world’s largest pharmaceutical companies. As a result of our continued business development efforts and successful R&D investments, we expect to have launched nine new products between 2008 and 2013, all with patents that do not begin to expire until 2020, and with some extending to 2027.
We are very excited about these new products — which demonstrate management’s success in creating a sustainable specialty pharmaceutical business — and expect them to drive growth and diversify revenue over the long term. With these products coming to market, Forest expects to exceed its fiscal 2011 revenues by fiscal 2016 and broaden our product portfolio, resulting in greater revenue diversification in the years ahead. Specifically, from fiscal 2013 to 2017, these products are expected to increase revenues and earnings per share by a compound annual growth rate of 10% and 30%, respectively.2
Our Leadership Team is Uniquely Qualified and Committed to
Serving the Best Interests of All Shareholders
Our talented leadership team — including a strong and independent board — is focused on continuing to build sustainable momentum and value for all shareholders. We have nominated an exceptionally strong slate of experienced, independent healthcare industry, legal and financial experts who are extremely well qualified to

[1]	Please see Forest’s Q1 2012 earnings release for additional information concerning first quarter results, including a GAAP reconciliation of non-GAAP measures and associated disclosures at: http://ir.frx.com/phoenix.zhtml?c=83198&p=irol-newsArticle&ID=1586374&highlight=

[2]	For additional context and details regarding Forest’s “next nine” products and the associated growth expectations, please see slides 11 and 12 of the July 28, 2011 presentation, “Forest Labs — A Leading Pharma Company,” available at: http://www.frx2011annualmeeting.com/wp-content/uploads/2011/07/Forest-Labs-A-Leading-Pharma-Company.pdf lead the Company through its future growth and development. In addition to our seven highly qualified incumbent directors, we have nominated three outstanding new independent candidates with strong executive experience, no prior relationships with the Company, and no conflicts with Forest who will bring fresh eyes and valuable experience to the Forest Board. We believe all ten Forest candidates will work on behalf of all investors and ensure board-level focus on maximizing the potential of our robust pipeline.
In contrast, Mr. Icahn has offered only unfounded criticisms to support his four, hand-picked nominees, who are neither qualified nor experienced enough to serve on your Board. They have offered no plan or strategy that would justify the four board seats that Icahn seeks. Instead, they bring clear conflicts of interest that will make them unable to fulfill their duties to shareholders, as two of Icahn’s nominees serve on the Boards of companies that actively seek new product opportunities in the same therapeutic areas as Forest.
Forest is currently at an important juncture as we transition beyond the successes of Lexapro and Namenda through the successful launch our new products. We believe that the Forest leadership team that identified and developed these products is best suited to bring them to market successfully and build value for you over the long term.
YOUR VOTE IS IMPORTANT — PLEASE SIGN AND
SEND THE WHITE PROXY CARD TODAY
Your Board unanimously recommends that you vote for our entire slate of highly qualified, talented and experienced director nominees. Your vote is very important, no matter how many shares you own. Support your Board by voting the WHITE proxy card TODAY. You may vote by telephone, internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope. We also urge you to DISCARD ANY GOLD PROXY CARD sent to you by Mr. Icahn or his affiliates. If you have already returned a gold proxy card, you can change your vote by signing, dating and returning a WHITE proxy card. Only your latest dated proxy card will be counted.
On behalf of the board of directors, we thank you for your continued support of your Company.
Sincerely,
Howard Solomon
Chairman of the Board and Chief Executive Officer
Kenneth Goodman
Presiding Independent Director

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:
105 Madison Avenue
New York, NY 10016
frxproxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885
Forward Looking Information
Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories’ Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings.
Important Additional Information
Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

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SEC Filings Date Title Type
08.08.2011 Forest Laboratories Sends Letter to Shareholders DEFA14A —
08.08.2011 Updates to Website DEFA14A —— —
08.08.2011 Additional Materials DEFA14A —— —— —
08.08.2011 HHS-OIG Drops Potential Action Aa a in st Forest CEO DEFA14A —
08.05.2011 Updates to Website DEFA14A —— —— —
08.05.2011 Forest Labs — A Leadina Pharmaceutical Company DEFA14A —
Forest Laboratories Issues Statement Regard in a Litraation with —
08.05.2011 fcahn DEFA14A —— —— —
08.04.2011 Updates to Website DEFA14A —— —— —
08.04.2011 Icahn’s Auaust 3rd Claims Are Filled With Misrepresentations DEFA14A —
08.01.2011 Updates to Website DEFA14A —— —— —
08.01.2011 Forest Laboratories Sends Letter to Shareholders DEFA14A —
07.29.2011 Updates to Website DEFA14A —— —— —
07.29.2011 Forest Laboratories Files Investor Presentation DEFA14A —
07.28.2011 Forest Labs — A Leadina Pharrna Company DEFA14A —
07.28.2011 Updates to Website DEFA14A —— —— —
07.26.2011
Letter to Employees
DEFA14A

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Updates to Website DEFA14A
07.29.2011 Forest Laboratories Files Investor Presentation DEFA14A —
07.28.2011 Forest Labs — A Leadina Pharma Company DEFA14A —
07.28.2011 Up-dates to Website DEFA14A —— —— —
07.26.2011 Letter to Employees DEFA14A —— —— —
07.19.2011 Updates to Website DEFA14A —— —— —
07.19.2011 Excenrts from Q1 2012 Earnings Call DEFA14A —
07.18.2011 Website and Letter to Shareholders DEFA14A —
07.18.2011 Letter to Shareholders DEFA14A —— —— —
07.18.2011 Letter to Employees DEFA14A —— —— —
~S.CONT07.1S.2011
Forest Laboratories Announces Director Nominees for Election at 2011 Annual Meeting DEFA14A
~S.CONT07.18.2011
Forest Laboratories Files Def nitive Proxy Materials for Annual Meeting to Be Held on August 1Sr 2011
DEFA14A
07.18.2011 Proxy Statement DEFC14A —— —— —
07.12.2011 Letter to our Shareholders DEFA14A —— —— —
07.08.2011 Preliminary Proxy Statement PRER14A —— —— —
06.21.2011 Preliminary Proxy Statement PREC14A —— —— —
06.20.2011 Letter to Employees DEFA14A —— —— —
06.13.2011 Forest Laboratories Receives Notice of Director Nominees DEFA14A —
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